                               AMENDMENT NO. 2 TO
                      CONVERSION AND SUBSCRIPTION AGREEMENT



          THIS AMENDMENT NO. 2 (the "Amendment") to the CONVERSION AND SUBSCRIPTION AGREEMENT (the "Agreement") is made and entered into as of December ___, 1995, by and among Pharmavene, Inc., a Delaware corporation (the "Borrower"), and the persons or entities listed on the signature pages hereof, each of whom (each, a "Lender," and collectively, the "Lenders") is a party to that certain credit agreement, dated May 3, 1994, by and among the Borrower and the Lenders (the "Credit Agreement"). This Amendment No. 2 to the Credit Agreement supersedes Amendment No. 1 to the Credit Agreement, which hereafter shall have no force or effect. Capitalized terms used herein that are defined in the Agreement and the Credit Agreement shall have the respective meanings set forth in the Agreement and the Credit Agreement, as applicable, unless otherwise defined herein.

          WHEREAS, pursuant to the terms of Section 2 of the Agreement, the Conversion Price shall be adjusted from $1.25 per share to $0.75 per share in the event certain events have not occurred on or before December 31, 1995; and

          WHEREAS, the parties hereto wish to amend the Agreement as among such parties to extend the date by which an initial public offering of shares of Borrower's common stock may occur, without causing an adjustment of the Conversion Price, to February 28, 1996. NOW, THEREFORE, it is agreed by and among each of the parties hereto as follows:

          1. AMENDMENT OF SECTION 2. Section 2 of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

               "2. CONVERSION PRICE ADJUSTMENT. If the Borrower has not consummated: (i) on or before February 28, 1996, a public offering and sale of equity securities of the Borrower with gross proceeds of at least ten million dollars ($10,000,000), (ii) on or before December 31, 1995, the consolidation or merger of the Borrower with or into another entity (other than a consolidation or merger in which the Borrower is the surviving corporation) or the sale of substantially all of the assets of the Borrower or (iii) on or before December 31, 1995, a strategic alliance, corporate partnering arrangement, or licensing, co-promotion or other agreement pursuant to which the Borrower receives or is guaranteed to receive at least fifteen million dollars ($15,000,000), then, on February 28, 1996, the Conversion Price shall be adjusted from $1.25 per share to seventy-five cents ($.75) per share, and each Lender shall be entitled to receive from the Borrower on such date a number of Adjustment Shares equal to the number of shares of Series A Stock such Lender would have received if the Conversion Price had been $.75 per share on the Conversion Date, less the Initial Shares issued to such Lender."

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          2.   MISCELLANEOUS.

               2.01 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland (excluding choice of law provisions).

               2.02 EFFECT ON AGREEMENT AND CREDIT AGREEMENT. This Amendment amends the Agreement and the Credit Agreement and shall be deemed to supersede any and all terms of the Credit Agreement that are inconsistent herewith.

               2.03 ASSIGNMENT. This Amendment shall not be assignable by any party to any person, other than a successor entity.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed on their behalf as of the date first above written.

                              PHARMAVENE, INC.


                              By:
                                 -------------------------------------
                                 Name:  James D. Isbister
                                 Title:  President

                              HEALTHCARE VENTURES III, L.P.

                              By Healthcare Partners III, L.P., as
                                 General Partner


                              By:
                                 -------------------------------------
                                 Name:
                                 Title:  General Partner

                              HEALTHCARE VENTURES IV, L.P.

                              By Healthcare Partners IV, L.P., as
                                 General Partner


                              By:
                                 -------------------------------------
                                 Name:
                                 Title:  General Partner

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                              STATE TREASURER OF THE STATE OF
                                MICHIGAN
                                 Custodian of the Michigan Public
                                 School Employees' Retirement System,
                                 State Employees' Retirement System,
                                 Michigan State Police Retirement
                                 System and Michigan Judges Retirement
                                 System


                              By:
                                 -------------------------------------
                                 Name:
                                 Title:

                              THE AETNA CASUALTY AND SURETY
                                 COMPANY

                              By:
                                 -------------------------------------
                                 Name:
                                 Title:

                              EVEREST TRUST


                              By:
                                 -------------------------------------
                                 Name:
                                 Title:


                              HUDSON TRUST


                              By:
                                 -------------------------------------
                                 Name:
                                 Title: